SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") dated _______________,
____,   is   made   between  XCL  Land,  Ltd.  ("Borrower")   and
____________________ ("Lender"), who agree as follows:

     Recitals

     1. The Borrower is or will be indebted unto the Lender for loans made or to be made and evidenced by certain notes, including, but not limited to that certain Promissory Note by Borrower payable to the order of Lender dated of even date herewith (the "Note").

     2. In order to secure the full and punctual payment and performance of the Indebtedness as defined herein, the Borrower has agreed to execute and deliver this Agreement and to pledge, deliver and grant a continuing security interest in and to the Collateral (as hereafter defined).

     AGREEMENT

     NOW, THEREFORE, in consideration of the premises, the Borrower and the Lender agree as follows:

     Section 2.       Definitions.

          1.      The terms "Agreement," "Borrower," "Lender" and
"Note" shall have the meanings indicated above.

          2. As used in this Agreement, the following terms shall have the following meaning:

          "Event of Default" shall have the meaning defined in the Note.

          "General Intangibles" has the meaning given to it in the UCC.

           "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, the Borrower shall be deemed to be the owner of any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

          "New Funds" means funds advanced to Borrower on or after November 6, 1998 through the purchase of Units or otherwise up to the aggregate outstanding principal amount of $6,200,000.

          "Permitted Liens" means (i) the Security Interests and any other Liens created, assumed or existing with respect to the Collateral in favor of Lender or in favor of any other purchaser of Units or other provider of New Funds to Borrower (provided that the Liens in favor of such other persons do not cause the percentage stated in Sections 2(A)(1) and 2(A)(2) hereof to be less than the percentage of total New Funds provided by Lender) and (ii) any other Liens permitted by Lender in writing to be created or assumed or to exist with respect the Collateral.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

          "Proceeds" has the meaning giving to it in the UCC.

          "Security Interests" means the security interests in the Collateral and Proceeds granted hereunder in favor of Lender securing the Indebtedness.

          "Subscription Agreement" means that certain Subscription Agreement dated _______________, ____ by and between Borrower, Lender and XCL Ltd. and any subsequent subscription agreements for additional Units entered into between the same parties.

          "UCC" means the Uniform Commercial Code, Commercial Laws - Secured Transactions (Louisiana Revised Statutes 10:9-101 through :9-605) in the State of Louisiana, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Louisiana, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "Units"  has  the  meaning defined in the  Subscription
Agreement.

     Section 3.       Security Interest.

          1.      To  secure  the full and punctual  payment  and
performance of all present and future amounts, liabilities, obligations and indebtedness of Borrower to the Lender, including, without limitation all promissory notes (including, but not limited to the Note) heretofore or hereafter executed by the Borrower, in principal, interest, deferral and delinquency charges as therein stipulated, whether such amounts, liabilities, obligations and indebtedness be liquidated or unliquidated, now existing or hereafter arising (collectively, the "Indebtedness"), the Borrower hereby pledges, pawns, transfers and grants to the Lender a continuing security interest in and to all of the following property of the Borrower, whether now owned or existing or hereafter acquired or arising (collectively the "Collateral"):

          (1) _____% of Borrower's now owned or hereafter acquired partnership interest (the "Partnership Interest") (which Partnership Interest is currently a general partner interest) in L.M. Holding Associates, L.P., a Louisiana Partnership in Commendam (the "Partnership"), which Partnership was created by that certain Agreement of Limited Partnership dated May 27, 1991, as amended by amendments filed with the Louisiana Secretary of State on February 25, 1993, August 19, 1994, September 1, 1994, October 7, 1994 and
               January 8, 1997 (the "Partnership Agreement");

          (2) _____% of any and all monies and other distributions (cash or property), allocations or payments made or to be made to Borrower pursuant to the Partnership Agreement or attributable to the Partnership Interest;

          (3) all General Intangibles related in any way to the collateral described in clauses 1 or 2 above;
               and

          (4) all Proceeds and products of all or any of the collateral described in clauses 1-3 above.

          2. The security interests are granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

     Section 4. Delivery of Collateral if Ever Represented by Certificates. If the Partnership Interest is ever represented by a certificate of interest or any similar document, the Borrower will immediately deliver such certificate or document to the Lender or to an agent that Lender and all other holders of security interests in Borrower's Partnership Interest have agreed shall hold the certificate or document on their behalf.

     Section 5. No Liens. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than Borrower) asserting any claim thereto or security interest therein, except that Lender or its designee may have possession of Collateral as contemplated hereby. Except with respect to Permitted Liens, the Liens granted pursuant to this Agreement constitute perfected first priority Liens on the Collateral in favor of the Lender.

     Section   6.        No  Conflict.   The  Borrower  has   not
performed any acts or signed any agreements which might prevent the Lender from enforcing any of the terms of this Agreement or which would limit the Lender in any such enforcement.

     Section 7. Name. The full name of Borrower is as it appears on page 1 of this Agreement.

     Section  8.        Federal  Taxpayer  Number.   The  federal
taxpayer   identification  number  of  Borrower  is  as  follows:
51-0334575.

     Section   9.        Chief  Executive  Office.    The   chief
executive  office of Borrower is 110 Rue Jean Lafitte, Lafayette,
Louisiana 70505.

     Section  10.        Location of Collateral.   Borrower  will
keep and maintain all books or records relating to any of the Collateral at its chief executive office.

     Section 11. Filing Location. When a UCC financing statement has been filed in the offices of a Louisiana Clerk of Court of any parish other than Orleans (or in the case of Orleans Parish, with the Recorder of Mortgages), the Security Interests shall constitute perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens except for the Permitted Liens and rights of others therein to the extent that such priority is afforded by the UCC.

     Section 12. Title. Borrower has good and merchantable title to the Collateral, free of Liens except Permitted Liens. Furthermore, Borrower has not heretofore conveyed or agreed to convey or encumber any Collateral in any way, except in favor of Lender or other holders of Permitted Liens. Lender understands and agrees, however, that Borrower has granted a security interest in all of its Partnership Interest in the Partnership (other than the percentage of its Partnership Interest covered hereby) to those persons or entities who have previously purchased Units or provided other New Funds. Lender further agrees and acknowledges that in the event that additional Units are sold or additional New Funds are provided to Borrower after the date hereof by persons other than Lender and secured by partnership interests in L.M. Holding, Lender will immediately upon demand by Borrower (one or more times, as appropriate) execute amendments to this Agreement releasing a percentage of the Borrower's Partnership Interest sufficient to allocate the security interests in the partnership interest of L.M. Holding among the Unit holders or other providers of New Funds on a proportionate basis (provided that no reduction in such security interest need be made with respect to amounts of New Funds in excess of an aggregate of $6,200,000 principal outstanding).

     Section 13. Incorporation and Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate the Collateral and to conduct the business in which it is currently engaged.

     Section 14. No Consents or Approvals. Except for those filings and registrations required to perfect the Liens created by this Agreement, the Borrower is not required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing with, any governmental authority or any other Person in connection with the execution and delivery of this Agreement and the granting and perfection of the Security Interests pursuant to this Agreement.

     Section 15. Due Execution; Binding Obligation. This Agreement has been duly executed and delivered on behalf of the Borrower, and this Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

     Section 16. No Conflicts. The execution, delivery and performance of this Agreement will not (I) result in any violation of or be in conflict with or constitute a default under any terms of any agreement, contract, statute, regulation, law or ordinance; (ii) have a material adverse effect on the Collateral;
(iii) materially adversely affect the ability of Borrower to perform its obligations under this Agreement or the Note, or
(iv) result in the creation of any Lien upon any of the properties or revenues of Borrower other than the Liens in favor of the Lender created pursuant to this Agreement.

     Section 17. Voting Rights. Notwithstanding the security interest granted hereby and whether or not an Event of Default (as defined in the Note) shall have occurred, the Borrower shall have the exclusive right to exercise all voting and other rights under the Partnership Agreement until such time (if and when) Lender forecloses on the Collateral and becomes the owner thereof.

     Section  18.        Notice of Changes.   Borrower  will  not
change its name, corporate identity or taxpayer identification number in any manner unless it shall have given Lender at least five (5) days prior written notice thereof.

     Section 19.       Remedies upon Default.

          1. Sale. Upon the occurrence of an Event of Default, Lender may exercise all rights of a secured party under the UCC and other applicable law (including the Uniform Commercial Code as in effect in another applicable jurisdiction) and, in addition, Lender may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem satisfactory. Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Borrower will execute and deliver such documents and take such other action as Lender deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Borrower which may be waived, and Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. Borrower agrees that ten (10) days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral constitutes "reasonable notification" within the meaning of
Section 9-504(3) of the UCC, except that shorter notice or no notice shall be reasonable as to any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consulted. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix in the notice or such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Lender may determine. Lender shall not be obligated to make any such sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

          2. Foreclosure. Instead of exercising the power of sale herein conferred upon it, Lender may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. FOR THE PURPOSES OF LOUISIANA EXECUTORY PROCESS PROCEDURES, BORROWER DOES HEREBY CONFESS JUDGMENT IN FAVOR OF LENDER FOR THE FULL AMOUNT OF THE INDEBTEDNESS. BORROWER DOES BY THESE PRESENTS CONSENT, AGREE AND STIPULATE THAT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT IT SHALL BE LAWFUL FOR LENDER, AND THE BORROWER DOES HEREBY AUTHORIZE LENDER, TO CAUSE ALL AND SINGULAR THE COLLATERAL TO BE SEIZED AND SOLD UNDER EXECUTORY OR ORDINARY PROCESS, AT LENDER'S SOLE OPTION, WITH OR WITHOUT APPRAISEMENT, APPRAISEMENT BEING HEREBY EXPRESSLY WAIVED, IN ONE LOT AS AN ENTIRETY OR IN SEPARATE PARCELS AS LENDER MAY DETERMINE, TO THE HIGHEST BIDDER, AND OTHERWISE EXERCISE THE RIGHTS, POWERS AND REMEDIES AFFORDED HEREIN AND UNDER APPLICATION LOUISIANA LAW. ANY AND ALL DECLARATIONS OF FACT MADE BY AUTHENTIC ACT BEFORE A NOTARY PUBLIC IN THE PRESENCE OF TWO WITNESSES BY A PERSON DECLARING THAT SUCH FACTS LIE WITHIN HIS KNOWLEDGE SHALL CONSTITUTE AUTHENTIC EVIDENCE OF SUCH FACTS FOR THE PURPOSE OF EXECUTORY PROCESS. BORROWER HEREBY WAIVES IN FAVOR OF LENDER: (A) THE BENEFIT OF APPRAISEMENT AS PROVIDED IN LOUISIANA CODE OF CIVIL PROCEDURE ARTICLES 2332, 2336, 2723 AND 2724, AND ALL OTHER LAWS CONFERRING THE SAME; (B) THE DEMAND AND THREE DAYS DELAY ACCORDED BY LOUISIANA CODE OF CIVIL PROCEDURE ARTICLES 2639 AND 2721; (C) THE NOTICE OF SEIZURE REQUIRED BY LOUISIANA CODE OF CIVIL PROCEDURE ARTICLES 2293 AND 2721; (D) THE THREE DAYS DELAY PROVIDED BY LOUISIANA CODE OF CIVIL PROCEDURE ARTICLES 2331 AND 2722; AND
(E) THE BENEFIT OF THE OTHER PROVISIONS OF LOUISIANA CODE OF CIVIL PROCEDURE ARTICLES 2331, 2722 AND 2723, NOT SPECIFICALLY MENTIONED ABOVE.

          3. Effect of Securities Laws. The Borrower recognizes that the Lender may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire all or a part of the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. If the Lender deems it advisable to do so for the foregoing or for other reasons, the Lender is authorized to limit the prospective bidders on or purchasers of any of the Collateral to such a restricted group of purchasers and may cause to be placed on certificates for any or all of the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933, as amended, and may not be disposed of in violation of the provision of said act, and to impose such other limitations or conditions in connection with any such sale as the Lender deems necessary or advisable in order to comply with said act or any other securities or other laws. The Borrower acknowledges and agrees that any private sale so made may be at prices and on other terms less favorable to the seller than if such Collateral were sold at public sale and that the Lender has no obligation to delay the sale of such Collateral for the period of time necessary to permit the registration of such Collateral for public sale under any securities laws. The Borrower agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. If any consent, approval, or authorization of any federal, state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial sale or other disposition of the Collateral, the Borrower will execute all applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use its best efforts to secure same.

     Section 20. Limitation on Duty of Lender. Beyond the exercise of reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any broker or other agent or bailee selected by the Lender in good faith. The Lender shall be deemed to have exercised reasonable care with respect to any of the Collateral in its possession if the Lender takes such action for that purpose as the Borrower shall reasonably request in writing; but no failure to comply with any such request shall, of itself, be deemed a failure to exercise reasonable care.

     Section 21. Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Lender may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

     Section 22. Expenses. All sums incurred by the Lender in enforcing or protecting any of the rights or remedies under this Agreement, together with interest thereon until paid at the rate equal the then highest rate of interest charged on the principal of any of the Indebtedness plus one percent (1%), shall be additional Indebtedness hereunder and the Borrower agrees to pay all of the foregoing sums promptly on demand.

     Section 23. Termination. Upon the payment in full of the Indebtedness, this Agreement shall terminate. Upon request of the Borrower, the Lender shall deliver the remaining Collateral (if any) to the Borrower. Upon request of Borrower, Lender shall execute and deliver to Borrower at Borrower's expense such termination statements as Borrower may reasonably request to evidence such termination.

     Section 24. Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served to the Borrower and the Lender shall be deemed to have been sufficiently given and served for all purposes if made in accordance with the Note.

     Section 25. Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     Section 26. Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof.

     Section 27. Cumulative Rights. The rights and remedies of the Lender under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 28. Titles of Sections. All titles or headings to sections of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

     Section  29.        Governing  Law.   This  Agreement  is  a
contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

     Section 30. Successors and Assigns. All covenants and agreements made by or on behalf of the Borrower in this Agreement shall bind Borrower's successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

     Section  31.        Counterparts.   This  Agreement  may  be
executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed as of the date first above written.

WITNESSES:                    XCL LAND, LTD.


_________________________     By:____________________________
Name:____________________     Name:__________________________
        (Please Print)          Title:_________________________


_________________________
Name:____________________
        (Please Print)
                              LENDER:




_________________________     _________________________
Name:____________________
        (Please Print)


_________________________
Name:____________________
        (Please Print)